UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 23, 2009

AirShares™ EU CARBON ALLOWANCES FUND
(Exact name of registrant as specified in its charter)

Delaware	001-34213	61-6339929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o XShares Advisors LLC 420 Lexington Ave., Suite 2550 New York, New York 10170
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(212) 867-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 8.01.  Other Events.

On July 23, 2009, XShares Advisors LLC, the sponsor of AirSharesTM EU Carbon Allowances Fund (the “Fund”), issued a press release announcing that it has determined to liquidate the Fund effective as of July 31, 2009 and subsequently dissolve the Fund. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release, dated July 23, 2009.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRSHARES™ EU CARBON ALLOWANCES FUND

	By:	XShares Advisors LLC, Sponsor of the Registrant

Date: July 23, 2009	By:	/s/ Jeffrey L. Feldman
	Name:	Jeffrey L. Feldman
	Title:	Chief Executive Officer